Exhibit 21

                   SUBSIDIARIES OF CROMPTON CORPORATION - 2003

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
                                                                  Percentage of
                                                                  Voting
                                                                  Securities Owned
                                                                  Directly or
                                                                  Indirectly by         State or
                                                                  Crompton              Country of
                                                                  Corporation           Organization

9056-0921 Quebec Inc.                                                  100.0                   Canada
Agro ST Inc.                                                            50.0                 Delaware
Assured Insurance Company                                              100.0                  Vermont
Baxenden Chemicals Limited                                              53.5                  England
Baxenden Scandinavia A.S.                                               53.5                  Denmark
Certis Europe B.V.                                                      15.0          The Netherlands
CK Witco Specialties Thailand Limited                                  100.0                 Thailand
CNK Chemical Realty Corporation                                        100.0             Pennsylvania
Crompton & Knowles of Canada Limited                                   100.0                   Canada
Crompton & Knowles Receivables Corporation                             100.0                 Delaware
Crompton (Uniroyal Chemical) Registrations Limited                     100.0                  England
Crompton Agribusiness Pty. Limited                                     100.0                Australia
Crompton B.V.                                                          100.0          The Netherlands
Crompton Chemical (Pty) Limited                                        100.0             South Africa
Crompton Chemical S.r.l.                                               100.0                    Italy
Crompton Chemicals B.V.                                                100.0          The Netherlands
Crompton Chimica S.r.l.                                                100.0                    Italy
Crompton Co./Cie                                                       100.0                   Canada
Crompton Colors Incorporated                                           100.0                 Delaware
Crompton Corporation Limitada                                          100.0                    Chile
Crompton Corporation S.A. de C.V.                                      100.0                   Mexico
Crompton de Colombia Limitada                                          100.0                 Colombia
Crompton Espana S.L.                                                   100.0                    Spain
Crompton Europe B.V.                                                   100.0          The Netherlands
Crompton Europe Financial Services Company                             100.0                 Delaware
Crompton Europe Limited                                                100.0                 Scotland
Crompton European Holdings B.V.                                        100.0          The Netherlands
Crompton Financial Holdings                                            100.0                  Ireland
Crompton GmbH                                                          100.0                  Germany
Crompton Grand Banks Inc.                                              100.0                   Canada
Crompton Holding Corporation                                           100.0                 Delaware
Crompton Holding S.A de C.V.                                           100.0                   Mexico
Crompton Holdings B.V.                                                 100.0          The Netherlands
Crompton Holdings GmbH                                                 100.0                  Germany
Crompton Inc.                                                          100.0                    Korea
Crompton International Corporation                                     100.0               New Jersey
Crompton International Sales Corporation                               100.0                 Barbados
Crompton Investments S.A.S.                                            100.0                   France
Crompton Limited                                                       100.0                    Japan
Crompton Limitada                                                      100.0                   Brazil
Crompton LLC                                                           100.0                 Delaware
Crompton Monochem, Inc.                                                100.0                Louisiana
Crompton N.V.                                                          100.0                  Belgium
Crompton Netherlands B.V.                                              100.0          The Netherlands
Crompton Overseas B.V.                                                 100.0          The Netherlands
Crompton Quimica S.A.C.I                                               100.0                Argentina
Crompton S.A.                                                          100.0                   France
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
Crompton S.A.                                                          100.0              Switzerland
Crompton S.r.l.                                                        100.0                    Italy
Crompton Sales Company, Inc.                                           100.0                 Delaware
Crompton Services B.V.B.A.                                             100.0                  Belgium
Crompton Servicios S.A. de C.V.                                        100.0                   Mexico
Crompton Specialties Asia Pacific Pte. Limited                         100.0                Singapore
Crompton Specialties GmbH                                              100.0                  Germany
Crompton Specialties Holding Company Limited                           100.0          China-Hong Kong
Crompton Specialties Limited                                           100.0          China-Hong Kong
Crompton Specialties Limited                                           100.0                   Taiwan
Crompton Specialties Limited                                            92.0                 Thailand
Crompton Specialties Nanjing Company Limited                           100.0                China-PRC
Crompton Specialties Pte.Limited                                       100.0                Singapore
Crompton Specialties Pty.Limited                                       100.0                Australia
Crompton Specialties S.A.                                              100.0                  Ecuador
Crompton Specialties Sdn. Bhd.                                         100.0                 Malaysia
Crompton Specialties Shanghai Company Limited                          100.0                China-PRC
Crompton Technology B.V.                                               100.0          The Netherlands
Crompton Vinyl Additives GmbH                                          100.0                  Germany
Crompton, Inc.                                                         100.0              Philippines
Crompton-CNCCC Danyang Chemical Company Limited                         85.0                China-PRC
D-S Brookes Limited                                                    100.0                  England
Davis-Standard (Deutschland) GmbH                                      100.0                  Germany
Davis-Standard Corporation                                             100.0                 Delaware
Davis-Standard France S.A.R.L.                                         100.0                   France
Davis-Standard GmbH                                                    100.0                  Germany
Davis-Standard Limited                                                 100.0                  England
Enenco, Incorporated                                                    50.0                 New York
Fasting Jonk N.V.                                                      100.0          The Netherlands
Firma W/K Witco EPA                                                     50.0          The Netherlands
GT Seed International Company                                          100.0                    Texas
GT Seed Treatment, Inc.                                                100.0                Minnesota
Gustafson LLC                                                           50.0                 Delaware
Gustafson Partnership                                                   50.0                   Canada
Handelsmaatschappij Camphina N.V.                                      100.0          The Netherlands
Herdillia Unimers Limited                                                8.0                    India
Industrias Gustafson S.A. de C.V.                                       50.0                   Mexico
Isofoam Limited                                                         53.5                  England
Jonk B.V.                                                              100.0          The Netherlands
Kem Manufacturing Corporation                                          100.0                  Georgia
Lucia Kaarsen Fabriek N.V.                                             100.0          The Netherlands
Monochem, Inc.                                                         100.0                Louisiana
Nanjing Crompton Shuguang Organosilicon Specialties Co., Ltd.           85.0                China-PRC
Naugatuck Treatment Company                                            100.0              Connecticut
Nerap Expeditie B.V.                                                   100.0          The Netherlands
NPC Services, Inc.                                                     12.75                Louisiana
PT Crompton Indonesia                                                  100.0                Indonesia
Rubicon LLC                                                             50.0                     Utah
Trace Chemicals LLC                                                     50.0                 Delaware
Unicorb Limited                                                        100.0                  England
Uniroyal Chemical Company, Inc.                                        100.0                 Delaware
Uniroyal Chemical Company, Inc.                                        100.0               New Jersey
Uniroyal Chemical Company Limited                                      100.0                  Bahamas
Uniroyal Chemical Company Limited (Delaware)                           100.0                 Delaware
Uniroyal Chemical Export Limited                                       100.0                 Delaware
Uniroyal Chemical Leasing Company,Inc.                                 100.0                 Delaware
Uniroyal Chemical Mexico S.A. de C.V.                                  100.0                   Mexico
Uniroyal Chemical S.A                                                  100.0                    Spain
Uniroyal Chemical S.A.R.L.                                             100.0              Switzerland
Uniroyal Chemical Taiwan Limited                                        80.0                   Taiwan
Weber City Road LLC                                                    100.0                Louisiana
Witco Corporation UK Limited                                           100.0                  England
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
Witco Europe Investment Partners                                       100.0                 Delaware
Witco Investment Holdings B.V.                                         100.0          The Netherlands
Witco Investments B.V.                                                 100.0          The Netherlands
Witco Ireland Investment Company Limited                               100.0                  Ireland
Witco Polymers and Resins B.V.                                         100.0          The Netherlands
Witco Warmtekracht B.V.                                                100.0          The Netherlands
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